Exhibit 99.1

Remitly Appoints Sebastian J. Gunningham as Chief Executive Officer

Co-Founder Matt Oppenheimer to Continue as Chairman of the Board

SEATTLE, WA / February 18, 2026 / GlobeNewswire / - Remitly Global, Inc. (NASDAQ: RELY) (“Remitly” or the “Company”) today announced the appointment of Sebastian J. Gunningham as Chief Executive Officer (“CEO”) and member of the Board of Directors (the “Board”), effective February 19, 2026. Mr. Gunningham succeeds Co-Founder Matt Oppenheimer, who decided to transition the role of CEO to a new leader after nearly 15 years of driving transformative growth that built Remitly into one of the world’s leading networks for digital and physical money movement. Mr. Oppenheimer will continue to serve as Chairman of the Board.

Sebastian Gunningham brings decades of global leadership and product innovation experience across financial services, technology, and high-growth digital businesses. He served for more than a decade at Amazon as a Senior Vice President and member of the executive S-Team, where he led some of the company’s fastest-growing global businesses across marketplace, payments, search, and fulfillment, scaling platforms and teams that served hundreds of millions of customers worldwide.

“It has been the privilege of a lifetime to work alongside the outstanding team that built Remitly into the company it is today,” said Matt Oppenheimer.  “Over nearly 15 years, we have transformed the way people move money across borders, helping millions of customers send and receive billions of dollars across more than 175 countries, and improving lives in the process. As we look ahead, Remitly is still early in addressing a large and growing global opportunity, and I am confident the Company is well positioned to deliver sustained, long-term growth and value creation.”

Mr. Oppenheimer continued, “Sebastian is the right leader to guide Remitly through its next chapter. He brings deep expertise in technology and financial services, along with a proven track record of leading innovative, high-growth businesses at scale within complex multinational environments. I am excited to welcome Sebastian to Remitly and look forward to supporting him and the entire team as they execute on the growth strategy and medium-term financial targets shared at Investor Day.”

“It has been a privilege to watch Matt guide Remitly from a start-up to a leading provider of cross-border financial services. We will miss his executive leadership and have found in Sebastian the right leader for the next growth phase of this remarkable company Matt and the team have built,” said Phillip Riese, Lead Independent Director. “On behalf of the entire Board, we sincerely thank Matt both for 15 years of dedication and tireless leadership and for the foresight to initiate and lead this transition. We welcome Sebastian to our Board and as our new CEO.”

“I’m grateful for the opportunity to step into the role of Remitly’s next CEO,” said Sebastian Gunningham. “I’ve long admired Remitly’s mission and the real difference it makes in people’s lives. Working alongside this world-class team, I look forward to building on our momentum, delivering even greater value to our customers, and driving the significant growth opportunities that are before us. I also want to thank Matt for his outstanding leadership, amazing welcome, and for laying such a strong foundation for Remitly’s future.”

Most recently, Mr. Gunningham served as Chairman of Santander Consumer Finance and Vice Chairman of Openbank, where he helped shape Santander’s transformation into a digital and AI-enabled global financial group. He was previously CEO of Material Bank and Vice Chair and Co-CEO of WeWork. Prior to his decade at Amazon, he held senior executive roles at Oracle and Apple, where he helped scale a global enterprise software business and led product delivery for customers worldwide. He holds a degree in Mathematical Sciences from Stanford University.

With the addition of Mr. Gunningham, the Board will comprise ten directors, seven of whom are independent.

In addition to the announcement of Mr. Gunningham’s appointment as CEO, Remitly released Q4 and full-year 2025 earnings, with results exceeding the high ends of revenue and Adjusted EBITDA guidance, and provided Q1 and full-year 2026 revenue and Adjusted EBITDA guidance.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our expectations and the potential implications of Mr. Gunningham joining Remitly, future events, or our future results of operations and financial position, our business strategy and plans, our growth, our position and potential opportunities, and our objectives for future operations. The words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including risks and uncertainties related to our expectations regarding our revenue, expenses, and other operating results; our ability to acquire new customers and successfully retain existing customers; our ability to continue to develop new products and services in a timely manner; our ability to sustain our profitability; our ability to maintain and expand our strategic relationships with third parties; our business plan and our ability to effectively manage our growth; anticipated trends, growth rates, and challenges in our business and in the market segments in which we operate; our ability to attract and retain qualified employees; uncertainties regarding the impact of geopolitical and macroeconomic conditions, including currency fluctuations, inflation, regulatory changes (including as may be related to immigration, fiscal and tax policy, foreign trade, or foreign investment), regional and global conflicts or related government sanctions, or legislative or regulatory developments; our ability to maintain the security and availability of our solutions; our ability to maintain our money transmission licenses and other regulatory clearances or obtain new licenses and regulatory clearances; our ability to maintain and expand international operations; our expectations regarding anticipated technology needs and developments and our ability to address those needs and developments with our solutions; and our stock repurchase program, the timing and number of shares of our common stock to be repurchased, and the potential benefits thereof. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is included in our annual report on Form 10-K for the year ended December 31, 2025, to be filed with the SEC, which will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

About Remitly

Remitly is a trusted provider of financial services that transcend borders. With a footprint spanning more than 175 countries, Remitly has built one of the world’s leading global money movement platforms, trusted by millions of customers. Remitly continues to evolve beyond a remittance company into a diversified, cross-border financial services provider, serving both consumers and businesses across a growing set of use cases.

Contacts

Media:

Mariam Sughayer

press@remitly.com

Investor Relations:

David Beckel

ir@remitly.com